SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 28, 2007

PDC 2004-A Limited Partnership
(Exact Name of Registrant as Specified in Charter)

West Virginia	000-51218	20-0545296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 Genesis Boulevard, Bridgeport, WV    26330
(Address of Principal Executive Offices)

304-842-3597
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

103 East Main Street, Bridgeport, WV  26330
(Former Name or Former Address, if Changed Since Last Report)

Item 4.01  Changes in Registrant’s Certifying Accountant

(a) Dismissal of Current Accountants

On December 28, 2007, Petroleum Development Corporation, the managing general partner of PDC 2004-A Limited Partnership (the "Registrant"), recommended, and the Audit Committee of the Board of Directors of Petroleum Development Corporation ratified, the dismissal of KPMG LLP ("KPMG") as the Registrant's principal accountants.  The Registrant does not have its own audit committee and, therefore, relies upon and utilizes the services of the managing general partner’s audit committee.

The audit reports of KPMG on the Registrant's financial statements as of December 31, 2005 and 2004, and for the year ended December 31, 2005, and the period from April 30, 2004 (date of inception) to December 31, 2004, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG's reports on the financial statements of the Registrant as of December 31, 2005 and 2004, and for the year ended December 31, 2005, and the period from April 30, 2004 (date of inception) to December 31, 2004, dated November 22, 2006, contained a separate paragraph stating "As discussed in Note 10, the Company has restated the accompanying financial statements as of and for the period ended December 31, 2004."  The Registrant has not filed audited financial statements since its December 31, 2005, audit, as the Registrant is continuing to evaluate the impact of the reportable events, noted below, on its financial statements.

In connection with the audits of the two fiscal years ended December 31, 2005, and the subsequent interim period through December 28, 2007, there were no: (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to their satisfaction, would have caused them to make reference in connection with their report to the subject matter of the disagreement(s), or (2) reportable events, except that:

1.
The following material weaknesses in internal control over financial reporting were identified related to the fiscal year ended December 31, 2005, and the subsequent interim period through December 28, 2007, as follows:

•
The Registrant did not have effective policies and procedures, or personnel with sufficient technical expertise to properly account for derivative transactions in accordance with generally accepted accounting principles. Specifically, the Registrant's policies and procedures relating to derivatives transactions were not designed effectively such that each of the requirements for hedge accounting were evaluated appropriately with respect to the Registrant's commodity based derivatives.

•
The Registrant did not have effective policies and procedures, or personnel with sufficient technical expertise to ensure compliance with appropriate accounting principles for its oil and gas properties. Specifically, the Registrant's policies and procedures were not designed effectively to ensure that the calculation of depreciation and depletion and the determination of impairments were performed in accordance with the applicable authoritative accounting guidance.

•
The Registrant did not have effective policies and procedures, or personnel with sufficient technical expertise to ensure that its accounting for asset retirement obligations complied with generally accepted accounting principles. Specifically, the Registrant's policies and procedures regarding the estimate of the fair value of the asset retirement obligations were not designed effectively to ensure that it was estimated in accordance with FAS No. 143, Asset Retirement Obligations.

•
The Registrant did not have effective policies and procedures to ensure the timely reconciliation, review and adjustment of significant balance sheet and income statement accounts, which resulted in the identification of material misstatements in certain significant balance sheet and income statement accounts during the Registrant's closing process.

2.
In connection with KPMG's audit of our managing general partner's 2006 financial statements, in March 2007, the managing general partner, along with KPMG, identified that the managing general partner had over withheld production taxes from revenue distributions made to its 75 drilling partnerships' limited partners, including the limited partners of the Registrant.  Due to their dismissal, KPMG has not sufficiently conducted an investigation of this over withholding and its impact on the Registrant's historical financial statements.

KPMG has been authorized to respond fully to the inquiries of the successor independent registered public accounting firm concerning the subject matter of the foregoing.

The Registrant has provided KPMG with a copy of the foregoing statements and requested that KPMG furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the foregoing statements, and, if not, stating the respects in which KPMG does not agree.  A letter from KPMG is attached as Exhibit 16 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

   On December 28, 2007, the Audit Committee of the managing general partner and its Board of Directors ratified the engagement of PricewaterhouseCoopers LLP ("PwC") as the Registrant's independent registered public accounting firm.

During the fiscal years ended December 31, 2005 and 2004, and through December 28, 2007, the Registrant has not consulted with PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that PwC concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of SEC Regulation S-K, or a reportable event required to be reported under Item 304(a)(1)(v) of Regulation S-K.

EXHIBIT INDEX

Item 9.01  Financial Statements and Exhibits.

16.           Letter from KPMG LLP to the Securities and Exchange Commission dated January 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROLEUM DEVELOPMENT CORPORATION

Date:	January 4, 2008

By:	/s/ Richard W. McCullough
Richard W. McCullough
Vice Chairman and Chief Financial Officer